UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED):
January 12, 2009
TARGANTA THERAPEUTICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-33730	20-3971077
(State or other jurisdiction of	(Commission file number)	(IRS employer identification
incorporation or organization)		number)
222 Third Street, Suite 2300
Cambridge, MA 02142-1122
(Address of Principal Executive Offices) (Zip Code)
(617) 577-9020
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-99.1: FORM OF STOCKHOLDER AGREEMENT
EX-99.2: FORM OF CONTINGENT PAYMENT RIGHTS AGREEMENT

Item 1.01	Entry into a Material Definitive Agreement.
     On January 12, 2009, Targanta Therapeutics Corporation, a Delaware corporation (“Targanta”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Medicines Company, a Delaware corporation (“MDCO”), and Boxford Subsidiary Corporation, a Delaware corporation and wholly owned subsidiary of MDCO (the “Purchaser”), pursuant to which, among other things, the Purchaser has agreed to commence a tender offer for all the outstanding shares of common stock of Targanta, subject to the terms and conditions contained in the Merger Agreement.
     On January 12, 2009, MDCO issued a press release relating to the Merger Agreement. A copy of the press release was previously furnished by Targanta on a Schedule 14D-9C, filed with the Securities and Exchange Commission on January 13, 2009.
Merger Agreement
      Pursuant to the Merger Agreement, and upon the terms and subject to the conditions contained therein, the Purchaser is obligated to commence a tender offer (the “Offer”) to acquire all the outstanding shares of Targanta common stock, par value $0.0001 per share (“Targanta Common Stock”), for consideration per share (the “Offer Price”) equal to (i) a payment promptly after the acceptance of the shares in the Offer of $2.00 per share, net to the selling stockholders in cash, without interest thereon, plus (ii) a contractual right to receive contingent cash payments (as described below under the heading “Contingent Payment Rights Agreement”).
     The Merger Agreement provides that MDCO will commence the Offer within 10 business days after the date of the Merger Agreement, and that the Offer will remain open for at least 20 business days. Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the Purchaser will merge with and into Targanta (the “Merger”) and Targanta will become a wholly owned subsidiary of MDCO. At the effective time of the Merger, each issued and outstanding share of Targanta Common Stock (the “Shares”) (other than Shares owned by Targanta, MDCO or any wholly owned subsidiary of MDCO, and Shares held by stockholders who have perfected their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law) will be automatically canceled and converted into the right to receive the Offer Price as set forth above.
     The Merger Agreement includes certain representations, warranties and covenants of Targanta, MDCO and the Purchaser. Among others, Targanta has agreed to operate its business in the ordinary course until the Offer is consummated. Targanta has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Targanta and to certain restrictions on its ability to respond to such proposals. The Merger Agreement also includes customary termination provisions for both Targanta and MDCO and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Targanta will be required to pay to MDCO a termination fee of $5.48 million, subject to offset by any expense reimbursement amounts previously paid by Targanta. Targanta will be obligated to reimburse MDCO’s actual expenses of up to $2.5 million in connection with the termination of the Merger Agreement under specified circumstances.

     The Purchaser’s obligation to accept for payment and pay for shares of Targanta Common Stock tendered in the Offer is subject to certain conditions, including, among other things, that at least a majority of the outstanding shares of Targanta Common Stock on a fully diluted basis shall have been validly tendered in accordance with the terms of the Offer and not properly withdrawn.
     The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement filed herewith as Exhibit 2.1 hereto and incorporated herein by reference.
     The Merger Agreement has been filed as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Targanta, MDCO or the Purchaser. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and only as of specified dates, were solely for the benefit of the parties to such agreement and should not be relied upon by any other person. The representations and warranties may not be intended as statements of fact but rather as a way of allocating contractual risk between the parties to the agreement and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged and may be modified by the information contained in such disclosure schedule.
Stockholder Agreements
     In connection with the Offer, MDCO and certain of Targanta’s stockholders have entered into Stockholder Agreements, each dated as of January 12, 2009 (each, a “Stockholder Agreement”). The outstanding shares of Targanta Common Stock subject to the Stockholder Agreements represent approximately 36% of the total outstanding shares of Targanta Common Stock. Pursuant to each Stockholder Agreement, the applicable stockholder has agreed, among other things, subject to the termination of such Stockholder Agreement (i) to tender in the Offer (and not to withdraw) all shares of Targanta Common Stock beneficially owned or subsequently acquired by them, (ii) to vote such shares in support of the Merger in the event stockholder approval is required to consummate the Merger and against any competing transaction, (iii) to appoint MDCO as his, her or its proxy to vote such shares in connection with the Merger Agreement and (iv) not to otherwise transfer any of his, her or its shares of Targanta Common Stock. Each Stockholder Agreement will terminate upon the termination of the Merger Agreement.
     The form of the Stockholder Agreement is filed as Exhibit 99.1 to this report and is incorporated by reference herein. The description of the Stockholder Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreements.
Contingent Payment Rights Agreement
     Pursuant to the Merger Agreement, MDCO agreed to enter into a Contingent Payment Rights Agreement (the “CPR Agreement”) with American Stock Transfer & Trust Company (the

“Rights Agent”) promptly after the first time at which the Purchaser accepts for payment any Shares pursuant to the Offer. The CPR Agreement will establish the terms, policies and procedures by which those stockholders entitled to contingent cash payments will be paid.
     In the event that the European Medicines Agency (EMEA) approval of a Marketing Authorization Application for oritavancin for the treatment of complicated skin and skin structure infections (cSSSI) is granted to MDCO or a MDCO-affiliated party on or before December 31, 2013 (the “EMEA CPR Payment Event”), then MDCO will, subject to the terms of the CPR Agreement, (i) pay an additional $1.00 per share to stockholders of Targanta whose shares of Targanta Common Stock are accepted for payment in connection with the Offer or converted in the Merger (“CPR Holders”) provided the EMEA CPR Payment Event occurs on or before December 31, 2009, (ii) pay an additional $0.75 per share to CPR Holders provided the EMEA CPR Payment Event occurs after December 31, 2009 and on or before June 30, 2010, or, alternatively, (iii) pay an additional $0.50 per share to CPR Holders provided the EMEA CPR Payment Event occurs after June 30, 2010 (each, an “EMEA CPR Payment Amount”). In the event that the EMEA CPR Payment Event has not occurred on or before December 31, 2013, then MDCO shall deliver notice thereof to the Rights Agent, and CPR Holders shall have no right to receive any EMEA CPR Payment Amount.
     In the event that the U.S. Food and Drug Administration (FDA) approval of a New Drug Application (NDA) for oritavancin for the treatment of cSSSI is granted to MDCO or a MDCO-affiliated party on or before the date that is 40 months after the date the first patient is enrolled in a Phase III trial of cSSSI and prior to December 31, 2013 (the “FDA CPR Payment Event”), then MDCO will, subject to the terms of the CPR Agreement, pay an additional $0.50 per share to CPR Holders (the “FDA CPR Payment Amount”). In the event that the FDA CPR Payment Event has not occurred on or before the date that is 40 months after the date the first patient is enrolled in a Phase III trial of cSSSI and prior to December 31, 2013 (the “Outside Payment Date”), then MDCO shall deliver notice thereof to the Rights Agent, and CPR Holders shall have no right to receive the FDA CPR Payment Amount.
     In the event that the FDA approval of an NDA for the use of oritavancin for the treatment of cSSSI administered by a single dose intravenous infusion is granted to MDCO or a MDCO-affiliated party on or before the Outside Payment Date (the “Single Dose CPR Payment Event”), then MDCO will, subject to the terms of the CPR Agreement, pay an additional $0.70 per share to CPR Holders (the “Single Dose CPR Payment Amount”). In the event that the Single Dose CPR Payment Event has not occurred on or before the Outside Payment Date, then MDCO shall deliver notice thereof to the Rights Agent, and CPR Holders shall have no right to receive the Single Dose CPR Payment Amount.
     Upon the first achievement of aggregate net sales (as defined in the CPR Rights Agreement) of oritavancin in four consecutive calendar quarters of at least $400,000,000, all of which aggregate net sales shall have occurred on or before December 31, 2021 (the “Net Sales CPR Payment Event”), then MDCO will, subject to the terms of the CPR Agreement, pay an additional $2.35 per share to CPR Holders (the “Net Sales CPR Payment Amount”). In the event that the Net Sales CPR Payment Event has not occurred on or before December 31, 2021, then MDCO shall deliver notice thereof to the Rights Agent, and CPR Holders shall have no right to receive the Net Sales CPR Payment Amount.

     The rights to receive contingent cash payments under the CPR Agreement are nontransferable, shall not have any voting or dividend rights and shall not represent any equity or ownership interest in MDCO or in any constituent company to the Merger.
     The form of the CPR Agreement is filed as Exhibit 99.2 to this report and is incorporated by reference herein. The description of the CPR Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the agreement.
Amendment to Development and Supply Agreement
     On January 12, 2009, Targanta entered into Amendment Number 5 to the Development and Supply Agreement dated as of December 28, 2001, as amended, with Abbott Laboratories, an Illinois corporation (the “Amendment”). Pursuant to the Amendment, Abbott Laboratories agreed to delay until January 1, 2012 its termination right in the event Targanta fails to obtain NDA approval for oritavancin prior to such date.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 12, 2009, by and among The Medicines Company, a Delaware corporation, Boxford Subsidiary Corporation, a Delaware corporation, and Targanta Therapeutics Corporation, a Delaware corporation.

Exhibit 99.1	Form of Stockholder Agreement, by and among The Medicines Company, a Delaware corporation, and certain stockholders of Targanta Therapeutics Corporation, a Delaware corporation.

Exhibit 99.2	Form of Contingent Payment Rights Agreement, by and between The Medicines Company, a Delaware corporation, and American Stock Transfer & Trust Company, as rights agent.
Additional Information
     This Current Report on Form 8-K is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of Targanta Common Stock. As of the date hereof, the Purchaser has not commenced the Offer for shares of Targanta Common Stock described in this communication.
     Upon commencement of the Offer, MDCO and the Purchaser intend to file with the Securities and Exchange Commission a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents, and Targanta intends to file with the Securities and Exchange Commission a solicitation/recommendation statement on Schedule 14D-9. Purchaser and Targanta intend to mail these documents to the stockholders of Targanta. Stockholders should read the offer to purchase and solicitation/recommendation statement and the tender offer statement on Schedule TO and related exhibits carefully when such documents are filed and become available, as they will contain important information about the Offer.
     Stockholders can obtain these documents when they are filed free of charge from the Securities and Exchange Commission’s website at www.sec.gov. In addition, stockholders will be able to obtain a free copy of these documents (when they become available) from Targanta by contacting Targanta at 222 Third Street, Suite 2300, Cambridge, MA 02142, attention: General Counsel or by contacting Susan Hager of Targanta at 617-577-9020 x217 or shager@targanta.com.
     In connection with the proposed transactions contemplated by the Merger Agreement, Targanta and its directors, executive officers and other employees may be deemed to be participants in any solicitation of Targanta stockholders in connection with such proposed transactions. Information about Targanta’s directors and executive officers is available in Targanta’s proxy statement for its 2008 annual meeting of stockholders, as filed with the SEC on April 28, 2008, and will be available in Targanta’s solicitation/recommendation statement on Schedule 14D-9.
Safe Harbor for Forward-Looking Statements
     Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements. All statements included in this Current Report on Form 8-K concerning activities, events or developments that Targanta expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the risk that the Offer will not close because of a failure to satisfy one or more of the closing conditions, including that Targanta’s business will have been adversely impacted during the pendency of the Offer; that, if the Offer and Merger close, MDCO will not be able to advance oritavancin through the contemplated Phase 3 trial on a timely basis or at all or receive approval from the FDA or EMEA; and that, if oritavancin receives approval, MDCO will not be able to successfully distribute and market the product. Additional information on these and other risks, uncertainties and factors is included in Targanta’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targanta Therapeutics Corporation
Date: January 14, 2009	By:	/s/ Daniel S. Char
		Name:	Daniel S. Char
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 12, 2009, by and among The Medicines Company, a Delaware corporation, Boxford Subsidiary Corporation, a Delaware corporation, and Targanta Therapeutics Corporation, a Delaware corporation.

Exhibit 99.1	Form of Stockholder Agreement, by and among The Medicines Company, a Delaware corporation, and certain stockholders of Targanta Therapeutics Corporation, a Delaware corporation.

Exhibit 99.2	Form of Contingent Payment Rights Agreement, by and between The Medicines Company, a Delaware corporation, and American Stock Transfer & Trust Company, as rights agent.